EHXIBIT 99

          DynCorp and Subsidiaries
          Restated Consolidated Condensed Balance Sheets (a)
          (Dollars in thousands)

                                                                                 Unaudited

                                                            December 31, 1994                    March 30, 1995
                                                                  Discon-                             Discon-
                                                   Historical    tinuation    Restated   Historical  tinuation   Restated
          Assets
          Current Assets:
             Cash and short-term investments          $ 12,404   $    820 (b)  $ 13,224    $28,035  $ (17,750)(b)  $ 10,285
             Notes and current portion of long-term
               receivables                                 393       (306)(b)        87        524       (310)(b)       214
             Accounts receivable and contracts
               in process                              208,519    (35,788)(b)   172,731    200,802    (35,519)(b)   165,283
             Inventories of purchased products
               and supplies                              6,354     (5,561)(b)       793      6,086     (5,410)(b)       676
             Other current assets                        7,792     (1,059)(b)     6,733      9,600     (1,646)(b)     7,954
             Net current assets of
               discontinued operations                       -     18,752 (b)    18,752          -     19,057 (b)    19,057
                Total Current Assets                   235,462    (23,142)      212,320    245,047    (41,578)      203,469

          Long-term Receivables                          1,594     (1,161)(b)       433      1,429     (1,123)(b)       306

          Property and Equipment, at cost:
             Land                                        5,394        (22)(b)     5,372      1,621        (22)(b)     1,599
             Buildings and leasehold improvements       34,321     (9,973)(b)    24,348     16,512     (9,021)(b)     7,491
             Machinery and equipment                    68,803    (33,737)(b)    35,066     53,876    (15,726)(b)    38,150
                                                       108,518    (43,732)       64,786     72,009    (24,769)       47,240
             Accumulated depreciation and
                amortization                           (48,156)    21,219 (b)   (26,937)   (38,066)     8,765 (b)   (29,301)
                Net property and equipment              60,362    (22,513)       37,849     33,943    (16,004)       17,939

          Intangible Assets                             94,792    (42,955)(b)    51,837     93,863    (42,583)(b)    51,280

          Other Assets                                  10,120       (616)(b)     9,504     10,192     (1,520)(b)     8,672

                Total Assets                          $402,330   $(90,387)     $311,943   $384,474  $(102,808)     $281,666


          (a)   The unaudited restated consolidated condensed balance sheets as  of December
                31,  1994 and  March  30, 1995  have been  prepared to  give  effect  to the discontinuance  of the  Commercial Aviation  Sector  business  as if  it had
                occurred  on  those  dates.    Although   the  Company  believes  that   all
                adjustments  made  to   the  historical  statements  for  the   discontinued
                operations  are  properly  reflected,  the amounts  are  subject  to  change resulting from  the  final  disposition of  the Commercial  Aviation  Sector business and to audit adjustments.

          (b)   Reclass the  assets and liabilities of  the Commercial  Aviation business to
                net  current   and  noncurrent  assets   or  liabilities  of   discontinued
                operations.

          DynCorp and Subsidiaries
          Restated Consolidated Condensed Balance Sheets (a)
          (Dollars in thousands)
                                                                                   Unaudited
                                                              December 31, 1994                  March 30, 1995
                                                                   Discon-                            Discon-
                                                  Historical      tinuation   Restated   Historical  tinuation   Restated
          Liabilities, Redeemable Common Stock
            and Stockholders' Equity
          Current Liabilities:
             Notes payable and current portion of
               long-term debt                        $   3,344  $    (340)(b)  $  3,004   $ 22,961   $    (70)(b)  $  2,891
                                                                                                      (20,000)(c)
             Accounts payable                           25,529     (6,650)(b)    18,879     20,753     (6,009)(b)    14,744
             Deferred revenue and customer advances      5,389     (1,526)(b)     3,863      3,768       (896)(b)     2,872
             Accrued expenses                          110,121    (14,626)(b)    95,495    103,996    (14,603)(b)    89,393
                   Total Current Liabilities           144,383    (23,142)      121,241    151,478    (41,578)      109,900

          Long-term Debt                               230,608       (163)(b)   160,445    192,575       (144)(b)   142,431
                                                                  (70,000)(c)                         (50,000)(c)
          Other Liabilities and Deferred Credits        17,801        (40)(b)    17,761     29,693    (15,972)(b)    13,721

          Net Noncurrent Liabilities
             of Discontinued Operations                      -    (67,042)(b)     2,958          -    (45,114)(b)     4,886
                                                                   70,000 (c)                          50,000(c)
                Total Liabilities                      392,792    (90,387)      302,405    373,746   (102,808)      270,938

          Commitments, Contingencies
            and Litigation                                   -          -             -          -           -           -

          Redeemable Common Stock
            redemption value per share of $18.20,
            125,714 shares issued and outstanding        2,288          -         2,288      2,288           -        2,288


          Stockholders' Equity
             Capital stock, par value ten cents per share -
               Preferred stock, Class C, 18% cumulative,
                convertible, $24.25 liquidation value,
                123,711 shares authorized and issued
                and outstanding                          3,000          -         3,000      3,000           -        3,000
                Common stock                               789          -           789        923           -          923
             Common stock warrants                      11,486          -        11,486     11,489           -       11,489
             Unissued common stock under restricted
               stock plan                                9,923          -         9,923      7,566           -        7,566
             Paid-in surplus                           118,068          -       118,068    138,288           -      138,288
             Retained earnings (deficit)              (118,256)         -      (118,256)  (119,805)          -     (119,805)
             Unearned ESOP Shares                            -          -             -    (13,750)          -      (13,750)
             Common stock held in treasury              (8,817)         -        (8,817)    (9,952)          -       (9,952)
             Cummings Point Industries
                Note Receivable                         (8,943)         -        (8,943)    (9,319)          -       (9,319)
                Total stockholders' equity               7,250          -         7,250      8,440           -        8,440
                   Total Liabilities, Redeemable Common
                 Stock and Stockholders' Equity       $402,330   $(90,387)     $311,943   $384,474  $(102,808)     $281,666


          (a)   The unaudited restated consolidated condensed balance sheets as  of December
                31, 1994  and March  30,  1995  have been  prepared to  give  effect to  the discontinuance  of the  Commercial Aviation  Sector  business  as if  it had
                occurred  on  those  dates.    Although   the  Company  believes  that   all
                adjustments  made  to   the  historical  statements  for  the   discontinued
                operations  are  properly  reflected, the  amounts  are  subject  to  change resulting  from  the  final disposition  of the  Commercial  Aviation Sector business and to audit adjustments.

          (b)   Reclass the  assets and liabilities of  the Commercial  Aviation business to net  current  and net  noncurrent  assets  or liabilities  of  discontinued
                operations.

          (c)   Portion  of debt  attributable to the  discontinued operations  based on the ratio of  net assets of  the discontinued business  to the consolidated  net assets plus debt.  Net proceeds are expected to exceed this amount.




         DynCorp and Subsidiaries
         Restated Consolidated Condensed Statements of Operations (a)
         (Dollars in thousands except per share data)
                                                                                 Unaudited

                                                            For the Year Ended               For the Three Months Ended
                                                             December 31, 1994                      March 30, 1995
                                                                  Discon-                              Discon-
                                                     Historical  tinuation    Restated   Historical   tinuation      Restated
         Revenues                                    $1,022,072 $(203,389)(b) $818,683   $  260,202   $ (48,565)(b) $ 211,637

         Costs and expenses:
            Cost of services                            978,204  (195,109)(b)  783,095      249,565     (45,743)(b)   203,822
            Selling and corporate administrative         17,199      (312)(b)   16,887        4,417         (77)(b)     4,340
            Interest expense                             25,618      (115)(b)   14,903        7,200         (22)(b)     4,478
                                                                  (10,600)(c)                            (2,700)(c)
            Interest income                              (2,468)       70 (b)   (2,398)        (888)         53 (b)      (835)
            Aircraft maintenance facilities -
              consolidation and asset impairment          9,492    (9,492)(b)        -            -           -             -
            Other                                        10,934    (3,280)(b)    7,654          938        (304)(b)       634

                 Total costs and expenses             1,038,979  (218,838)     820,141      261,232     (48,793)      212,439


         Earnings (loss) before income taxes,
           minority interest and discontinued
           operations                                   (16,907)   15,449       (1,458)      (1,030)        228          (802)
            Provision (benefit) for income taxes         (5,206)    2,970       (2,236)          90        (119)          (29)


         Earnings (loss) before minority interest
           and discontinued operations                  (11,701)   12,479          778       (1,120)        347          (773)
            Minority interest                             1,130         -        1,130          302           -           302

         Earnings (loss) from continuing
           operations                                   (12,831)   12,479         (352)      (1,422)        347        (1,075)
            Discontinued operations                           -   (12,479)     (12,479)           -        (347)         (347)


         Net Earnings (loss) before
           extraordinary item                           (12,831)        -      (12,831)      (1,422)          -        (1,422)
            Extraordinary Item                                -         -            -          127           -           127

         Net Loss                                    $  (12,831)$       -     $(12,831)  $   (1,549)$         -     $  (1,549)

         Loss Per Common Share
            Primary and fully diluted:
               Earnings (loss) from continuing
                 operations                          $    (2.12)              $  (0.29)  $    (0.23)                $   (0.19)
               Discontinued operations                        -                  (1.83)           -                     (0.04)
               Extraordinary item                             -                      -        (0.02)                    (0.02)
               Net loss for common stockholders      $    (2.12)              $  (2.12)  $    (0.25)                $   (0.25)


         (a)   The unaudited restated  consolidated condensed statements of operations  for the year ended December 31, 1994 and three months ended March 30,  1995 have been  prepared  to give  effect  to  the  discontinuance  of the  Commercial
               Aviation Sector  business as  if it  had occurred  at the  beginning of  the
               respective periods.   Although  the  Company believes  that all  adjustments
               made  to  the historical  statements  for  the  discontinued operations  are properly  reflected, the  amounts are subject  to change  resulting from the final disposition  of the Commercial Aviation  Sector business  and to audit adjustments.

         (b)   Reclass individual elements of operating results  of the Commercial Aviation business to earnings from discontinued operations.

         (c)   Allocation of  interest expense  on  debt attributable  to the  discontinued
               operations.